UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 30, 2011

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5402 Parkdale Drive, Suite 101

Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Master Asset Purchase Agreement, Previous Asset Purchases and Amendment to Master Asset Purchase Agreement

As previously reported, on November 4, 2011, Granite City Food & Brewery Ltd. (“Granite City”), through its wholly-owned subsidiary, Granite City Restaurant Operations, Inc., a Minnesota corporation (“GCROI”), entered into a Master Asset Purchase Agreement (“MAPA”) with CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, CR Florida, LLC, Restaurant Entertainment Group, LLC (“REG”), Clint R. Field and Eric Schilder, relating to the purchase of the assets of up to eight restaurants operated by the selling parties under the name “Cadillac Ranch All American Bar & Grill.”  Also, as previously reported, GCROI purchased the assets of the Cadillac Ranch restaurant operated by CR Minneapolis, LLC at the Mall of America in Bloomington, Minnesota (“MOA”), for $1.4 million, pursuant to an Asset Purchase Agreement under the MAPA with CR Minneapolis, LLC, REG and Mr. Field and GCROI purchased the assets of the Cadillac Ranch restaurant operated by Kendall CR LLC in Miami, Florida (“Kendall”), for $1.4 million, pursuant to an Asset Purchase Agreement under the MAPA with Kendall CR LLC, REG and Mr. Schilder.

On December 30, 2011, GCROI purchased the Cadillac Ranch restaurant assets in Oxon Hill, Maryland (“National Harbor”); Annapolis, Maryland (“Annapolis”); and Indianapolis, Indiana (“Indy”).  The closing of such asset purchases is described below.

On December 30, 2011, the MAPA was amended for a third time (“Amendment No. 3”) to provide that the parties will use their best efforts to enter into separate asset purchase agreements providing for the purchase of (1) the assets of the restaurant under construction in Indianapolis, Indiana (“Keystone”); (2) the restaurant assets in Hallandale Beach, Florida (“Hallendale”); and (3) the restaurant assets in Pittsburgh, Pennsylvania (“Pittsburgh”), subject in all cases to the satisfaction of all conditions precedent to the parties’ obligations under the MAPA, as amended, which are described below, including approval by Granite City’s Board of Directors for the purchase of the Hallandale assets, which were excluded by the first amendment to the MAPA.  Granite City’s obligations under the MAPA, as amended, are subject to additional conditions including, but not limited to, Granite City obtaining financing required to consummate the asset purchases; Granite City completing a satisfactory due diligence review of the assets of the sellers; and Granite City’s determination that audited financial statements for the acquired restaurant assets can be completed.  There can be no assurance that any or all of these conditions will be met.

Subject to the foregoing conditions, Amendment No. 3 provides that (1) the Keystone asset purchase shall close on January 6, 2012, but no later than January 13, 2012, (2) the Hallandale asset purchase shall close on January 20, 2012, but no later than February 1, 2012, and (3) the Pittsburgh asset purchase shall close at such time as a liquor license can be issued to GCROI by the Pennsylvania Liquor Control Board, which the parties expect to occur within the next three to six months.  Amendment No. 3 further provides that the parties will enter into a management agreement for the operation of Keystone pending approval of the transfer of the liquor license by the Indiana Alcohol and Tobacco Commission.  Until closing on Pittsburgh, Amendment No. 3 provides that GCROI will provide consulting services to the seller for a monthly consulting fee of $17,500.

Amendment No. 3 further provided that, upon purchase of the assets of at least four of the restaurants (excluding MOA), GCROI shall purchase from REG, and REG shall sell and assign to GCROI, pursuant to the terms of an assignment of intellectual property, any and all rights of REG in the REG intellectual property assets (as defined in the related agreement), subject to a reservation by REG of a non-exclusive, non-royalty bearing license for the use of certain intellectual property at existing restaurants or bars operated by the seller or REG.  To that end, REG and GCROI entered into an Assignment of Intellectual Property, dated December 30, 2011 (“AIP”). GCROI subsequently assigned its rights in such intellectual property to Granite City.

Although the aggregate purchase price for the assets purchasable pursuant to the MAPA, as amended, remains $9.2 million, Amendment No. 3 includes the following detailed allocation of purchase price among the assets:

Pittsburgh	$900,000
Indy	$800,948
Keystone	$592,829
Kendall	$1,442,894
MOA	$1,400,000
Annapolis	$1,350,000
National Harbor	$1,174,600
Hallandale	$0
REG (intellectual property)	$1,538,729

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the MAPA, Amendment No. 1 and Amendment No. 2 thereto, copies of which were previously filed with the Securities and Exchange Commission, and Amendment No. 3 thereto (including the form of AIP), which is attached hereto as Exhibit 2.4, all of which are incorporated by reference herein.  The benefits of the representations and warranties set forth in the MAPA, as amended, are intended to be relied upon only by the parties to such agreement, and do not constitute continuing representations and warranties of Granite City to any other party for any other purpose.

National Harbor, Annapolis and Indy Asset Purchases

On December 30, 2011, GCROI purchased (1) the assets of the Cadillac Ranch restaurant operated by CR NH, LLC in Oxon Hill, Maryland, for $1,174,600, pursuant to an Asset Purchase Agreement with CR NH, LLC, REG and Mr. Schilder (the “National Harbor APA”), (2) the assets of the Cadillac Ranch restaurant operated by Parole CR, LLC in Annapolis, Maryland, for $1,350,000, pursuant to an Asset Purchase Agreement with Parole CR, LLC, REG and Mr. Field (the “Annapolis APA”), and (3) the assets of the Cadillac Ranch restaurant operated by Indy CR, LLC in Indianapolis, Indiana, for $800,948, pursuant to an Asset Purchase Agreement with Indy CR, LLC, REG and Mr. Field (the “Indy APA”).

Attached hereto as Exhibit 99 and incorporated by reference herein is a copy of the press release of Granite City, dated December 30, 2011, relating to the closing of these three asset purchases.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the National Harbor APA, the Annapolis APA and the Indy APA, which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated by reference herein.  The benefits of the representations and warranties set forth in these asset purchase agreements are intended to be relied upon only by the parties to such agreements, and do not constitute continuing representations and warranties of Granite City to any other party for any other purpose.

Second Amendment to Credit Agreement

As previously reported, on December 16, 2011, Granite City and Fifth Third Bank entered into a First Amendment (“First Amendment”) to the Credit Agreement originally dated as of May 10, 2011 (“Credit Agreement”).  Pursuant to the First Amendment, the line of credit commitment was temporarily increased from $5.0 million to $7.0 million and Granite City issued an Amended and Substitute Line of Credit Note (the “A&S Note 1”) replacing its original Line of Credit Note (the “Original Note”).

On December 30, 2011, Granite City and Fifth Third Bank entered into a Waiver and Second Amendment to the Credit Agreement (the “Second Amendment”). Pursuant to the Second Amendment, a new delayed draw term loan in an amount not to exceed $5.0 million was made available to Granite City and the line of credit commitment was temporarily increased from $7.0 million to $12.0 million.  The increased line of credit will be available to Granite City until the earlier to occur of (a) consummation of Granite City’s planned sale-leaseback of its real property in Troy, Michigan, or (b) April 30, 2012.  At that time, the line of credit commitment will revert to $10.0 million.  The Second Amendment further served to waive a breach under the Credit Agreement arising from Granite City’s creation of a subsidiary without providing Fifth Third Bank with the requisite 30 days’ prior notice.  On December 30, 2011, in connection with its entry into the Second Amendment, the Company issued a Delayed Draw Term Note in the amount of $5.0 million (“DDT Note”) and an Amended and Substitute Line of Credit Note in the amount of $12.0 million (“A&S Note 2”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, the Original Note, the First Amendment and A&S Note 1, copies of which were previously filed with the Securities and Exchange Commission, and the Second Amendment, the DDT Note and A&S Note 2, copies of which are filed as Exhibits 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 2.01                                       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

ITEM 2.03                                       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

On December 30, 2011, Granite City made a $5.0 million draw on its delayed draw term loan with Fifth Third Bank and a $1.3 million draw on its increased line of credit with Fifth Third Bank to fund the National Harbor, Annapolis and Indy asset purchases as well as the intellectual property purchase described in Item 1.01 above.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K related to the assets purchased by Granite City will be filed by amendment no later than seventy-one calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)                                 Pro forma Financial Information

The pro forma financial information related to the MOA assets purchased by Granite City required by Item 9.01(b) of Form 8-K will be filed by amendment no later than seventy-one calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: January 4, 2012	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR, LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clint R. Field and Eric Schilder, dated November 4, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)) (incorporated by reference to our Current Report on Form 8-K, filed on November 10, 2011 (File No. 000-29643)).

2.2

Amendment No. 1 to Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Granite City of Maryland, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, dated December 21, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 28, 2011 (File No. 000-29643)).

2.3

Amendment No. 2 to Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Granite City of Maryland, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, dated December 27, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 28, 2011 (File No. 000-29643)).

2.4

Amendment No. 3 to Master Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc. and Granite City of Maryland, Inc., and CR Minneapolis, LLC, Pittsburgh CR, LLC, Indy CR, LLC, Kendall CR LLC, 3720 Indy, LLC, CR NH, LLC, Parole CR, LLC, and CR Florida, LLC and Restaurant Entertainment Group, LLC and Clinton R. Field and Eric Schilder, dated December 30, 2011 (including form of assignment of intellectual property).

10.1

Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc., and CR NH, LLC, Restaurant Entertainment Group, LLC and Eric Schilder, dated December 30, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)).

10.2

Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc., and Parole CR, LLC, Restaurant Entertainment Group, LLC and Clinton R. Field, dated December 30, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)).

10.3

Asset Purchase Agreement by and among Granite City Restaurant Operations, Inc., and Indy CR, LLC, Restaurant Entertainment Group, LLC and Clinton R. Field, dated December 30, 2011 (Schedules have been omitted pursuant to Item 601(b)(2)).

10.4

Credit Agreement by and between the Registrant and Fifth Third Bank, as Administrative Agent, dated May 10, 2011 (including forms of Term Note and Line of Credit Note) (incorporated by reference to our Current Report on Form 8-K, filed on May 16, 2011 (File No. 000-29643)).

10.5

First Amendment to Credit Agreement by and between the Registrant and Fifth Third Bank, dated December 16, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 19, 2011 (File No. 000-29643)).

10.6	Amended and Substitute Line of Credit Note, dated December 16, 2011 (incorporated by reference to our Current Report on Form 8-K, filed on December 19, 2011 (File No. 000-29643)).

10.7	Waiver and Second Amendment to Credit Agreement by and between the Registrant and Fifth Third Bank, dated December 30, 2011.

10.8	Delayed Draw Term Note, dated December 30, 2011.

10.9	Amended and Substitute Line of Credit Note, dated December 30, 2011.

99	Press Release, dated December 30, 2011.